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                                                                      EXHIBIT 10


                     FIRST MODIFICATION OF CREDIT AGREEMENT

          THIS MODIFICATION is made as of this 29th day of October, 1997, by and between APPALACHIAN BANCSHARES INC., a Georgia corporation (the "Borrower"), and HARDWICK BANK & TRUST COMPANY (the "Bank").

STATEMENT OF FACTS

          Bank and Borrower are parties to that certain Credit Agreement dated as of November 25, 1996 (the "Credit Agreement"), pursuant to which Bank has agreed to make one or more loans from time to time to the Borrower in accordance with the terms and conditions thereof. Bank and Borrower desire to modify the Credit Agreement in order to increase the loan facility from $1,000,000 to $1,500,000 in accordance with the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Bank do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

                               STATEMENT OF TERMS

          1. AMENDMENTS OF CREDIT AGREEMENT. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth below, the Credit Agreement shall be amended from and after this date as follows:

          (a) Section 1.01 of the Credit Agreement shall be amended by deleting the definition of "Loan Commitment" and by substituting in lieu thereof the following new definition of such term:

                              "Loan Commitment" shall mean $1,500,000.

          (b) Exhibit A of the Credit Agreement shall be deleted in its entirety and shall be replaced by the Exhibit A attached hereto and incorporated herein and therein by reference.


          2. NO OTHER AMENDMENTS. Except for the amendments expressly set forth and referred to in Section 1 above, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Modification is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrower's indebtedness or other indebtedness to the Bank under or in connection with the Credit Agreement (collectively, the "Obligations") or to modify, affect or impair the perfection or continuity of Bank's security interests in, security titles to or other liens on any collateral for the Obligations.

          3. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Modification, the Borrower does hereby warrant, represent and covenant to Bank that: (a) each



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representation or warranty of the Borrower set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Credit Agreement as amended by this Modification; and (b) Borrower has the power and is duly authorized to enter into, deliver and perform this Modification and this Modification is the legal, valid and binding obligation of Borrower enforceable against it in accordance with its terms.

          4.        CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS MODIFICATION.
The effectiveness of this Modification and the amendments provided in Section 1 above are subject to (a) the truth and accuracy in all material respects of the representations and warranties of the Borrower contained in Section 3 above and
(b) the Bank's receipt of one or more counterparts of this Modification, the enclosed $1,500,000 Promissory Note and the enclosed officer's certificate, each duly executed and delivered by Borrower.

          5. COUNTERPARTS. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          6. GOVERNING LAW. This Modification shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.

          IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed and delivered as of the day and year specified at the beginning hereof.


                                  BORROWER:

                                  APPALACHIAN BANCSHARES INC.

                                  BY:       /s/ Kent W. Sanford
                                            -------------------

                                  TITLE:   Exec. Vice President
                                           --------------------

                                  BANK:


                                  HARDWICK BANK & TRUST COMPANY

                                  BY:       /s/ Stanley A. Crawford
                                            -----------------------

                                  TITLE:    EVP
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